UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
__________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2016 (October 24, 2016)

VITAXEL GROUP LIMITED

(Exact Name of Registrant as Specified in Charter)

Nevada	333-201365	30-0803939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	Wisma Ho Wah Genting, No. 35 Jalan Maharajalela, 50150 Kuala Lumpur, Malaysia
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	603.2143.2889

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Vitaxel Group Limited (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) on August 25, 2016 regarding the terms of the Agreement (as defined below) entered into by the Company on August 15, 2016 and originally disclosed in the Company’s Form 10-Q as filed with the Commission on August 15, 2016.

Item 1.01.	Entry into a Material Definitive Agreement

On August 15, 2016, Vitaxel Group Limited (the “Company”) entered into a License Agreement (the “Agreement”) with Vitaxel Corp (Thailand) Ltd., a limited liability entity and incorporated in Thailand (“Licensee”), which the Company reported in its Form 10-Q as filed with the Securities and Exchange Commission on August 15, 2016. On August 21, 2016, the Company and the Licensee amended the Agreement to, among other things, extend the term from three (3) years with a three (3)-year renewal term to 10 years with a 10-year renewal term.

 Pursuant to the Agreement, the Company granted Licensee an exclusive, non-transferable, revocable license to use the Company’s trademarks, brands, logos or service marks to market and operate the Company’s business and commercialize the Company’s online shopping and service platforms, including but not limited to the Company’s online shopping mall known as “Vionmall”, in Thailand (the “License”). The term of the Agreement is 10 years with a possibility of renewal for another 10 years. The Company and or its subsidiaries will have the right of first refusal to acquire the Licensee if shareholders of Licensee decided to dispose its assets or company.

Licensee is in charge of all initial costs of setting up the Company’s business in Thailand. Licensee shall pay the Company a revenue share of 70% of the net profits for every three (3) month period (“Royalties”). Each Royalty payment is due on the tenth day of every fourth months and shall be paid in US Dollars and accompanied by a report of calculation of the net profits.

The Company has the following material relationships with Licensee:

•	The Company owns 48% of Licensee’s issued and outstanding shares.
•	The Company’s Secretary and Chairman, Lim Wee Kiat, and one of its directors, Leong Yee Ming, each own one (1) share, or 0.00005% of Licensee’s issued and outstanding shares, and hold positions on the Licensee’s Board of Directors.

•	The Company’s President, Dato Lim Hui Boon, owns 200 shares, or 1.0% of Licensee’s issued and outstanding shares, and is a member of the Licensee’s Board of Directors.
Item 9.01	Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description
10.1(1)	License Agreement by and between Vitaxel Group Limited and Vitaxel Corp (Thailand) Ltd.dated August 15, 2016, as amended on August 21, 2016.

(1) Previously filed with the registrant’s Form 8-K filed with the SEC on August 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAXEL GROUP LIMITED

Date: October 24, 2016	By:	/s/ Lee Wei Boon
	Name:	Lee Wei Boon
	Title:	Chief Financial Officer